Current Development Activity

  Atlantic's 24 communities under construction at June 30, 1998 are located in nine metropolitan areas. The communities are at various stages of completion as presented below (dollar amounts in thousands):

                                  NUMBER    INVESTMENT         TOTAL            START DATE
                                    OF       COST TO         EXPECTED           (QUARTER/
                                  UNITS        DATE        INVESTMENT (1)          YEAR)
                                ----------  -----------   ----------------     -------------
Atlanta, Georgia:
  Cameron at Barrett Creek......     332    $ 10,150             $ 23,299            4Q/97
  Cameron at North Point........     264      12,262               20,410            4Q/97
  Cameron Bridge................     224      11,789               16,563            4Q/97
  Cameron Landing...............     368      20,371               22,691            1Q/97
 Birmingham, Alabama:
  Cameron at the Summit I.......     372      22,084               22,219            2Q/96
  Cameron at the Summit II......     268       3,299               16,304            2Q/98
 Charlotte, North Carolina:
  Cameron Matthews..............     212      12,012               12,321            2Q/97
  Waterford Square II...........     286      16,247               16,928            2Q/96
 Indianapolis, Indiana:
  Cameron at River Ridge........     202       2,042               12,810            2Q/98
 Nashville, Tennessee:
  Cameron Overlook..............     452      24,736               24,737            2Q/96
 Orlando, Florida:
  Cameron Promenade.............     212      12,903               14,112            3Q/97
  Cameron Wellington II.........     120       9,030                9,650            3Q/97
 Raleigh, North Carolina:
  Cameron at Southpoint.........     288       9,421               17,923            3Q/97
  Cameron Chase.................     388       3,473               26,223            2Q/98
  Cameron Woods.................     328      11,809               19,957            3Q/97
 Richmond, Virginia:
  Cameron at Virginia Center....     264      16,687               17,556            2Q/97
  Cameron at Virginia Center II.      88         672                6,126            2Q/98
  Cameron at Wyndham............     312      21,440               21,750            3Q/96
  Cameron Crossing II...........     144       9,573                9,931            2Q/97
  Cameron Valley................     288       2,525               18,535            2Q/98
 Southeast Florida:
  Cameron Gardens...............     300      15,980               21,435            4Q/97
  Cameron Palms.................     340      12,066               24,883            4Q/97
  Cameron Park I................     196      12,462               14,590            4Q/97
  Cameron Waterways.............     300      22,009               22,278            1Q/97
                                  -------   --------             --------
  TOTAL DEVELOPMENTS
  UNDER CONSTRUCTION............   6,548    $295,042             $433,231
                                  =======   ========             ========


                                  ACTUAL OR
                                  EXPECTED
                                  DATE OF            EXPECTED
                                 FIRST UNITS      STABILIZATION
                                  QUARTER/        DATE (QUARTER/     %
                                  YEAR) (2)           YEAR)       LEASED (3)
                                -------------   ----------------  ----------
Atlanta, Georgia:
  Cameron at Barrett Creek......   1Q/99               3Q/00          n/a
  Cameron at North Point........   4Q/98               1Q/00          n/a
  Cameron Bridge................   4Q/98               4Q/99          n/a
  Cameron Landing...............   4Q/97               3Q/98         79.9%
 Birmingham, Alabama:
  Cameron at the Summit I.......   2Q/97               3Q/98         91.7%
  Cameron at the Summit II......   3Q/99               3Q/00          n/a
 Charlotte, North Carolina:
  Cameron Matthews..............   1Q/98               4Q/98         78.3%
  Waterford Square II...........   2Q/97               4Q/98         68.2%
 Indianapolis, Indiana:
  Cameron at River Ridge........   3Q/99               3Q/00          n/a
 Nashville, Tennessee:
  Cameron Overlook..............   2Q/97               4Q/98         93.4%
 Orlando, Florida:
  Cameron Promenade.............   2Q/98               2Q/99         46.7%
  Cameron Wellington II.........   2Q/98               4Q/98         25.0%
 Raleigh, North Carolina:
  Cameron at Southpoint.........   4Q/98               4Q/99          n/a
  Cameron Chase.................   3Q/99               3Q/01          n/a
  Cameron Woods.................   4Q/98               1Q/00          n/a
 Richmond, Virginia:
  Cameron at Virginia Center....   2Q/98               1Q/99         31.1%
  Cameron at Virginia Center II.   3Q/99               1Q/00          n/a
  Cameron at Wyndham............   4Q/97               1Q/99         46.2%
  Cameron Crossing II...........   2Q/98               1Q/99         47.9%
  Cameron Valley................   3Q/99               1Q/01          n/a
 Southeast Florida:
  Cameron Gardens...............   3Q/98               3Q/99          n/a
  Cameron Palms.................   4Q/98               1Q/00          n/a
  Cameron Park I................   3Q/98               2Q/99          n/a
  Cameron Waterways.............   1Q/98               1Q/99         60.3%

  TOTAL DEVELOPMENTS
  UNDER CONSTRUCTION............


(1)  Represents total budgeted land and development costs.
(2) Represents the quarter that the first completed units were made available for leasing (or are expected to be made available). Atlantic begins leasing completed units prior to completion of the entire community.
(3) The percentage leased is based on leased units divided by total number of units in the community (completed and under construction) as of June 30, 1998. A "n/a" indicates the communities where lease-up has not yet commenced.